Exhibit 99.1

Theravance, Inc. and Theravance Biopharma, Inc. Announce

Completion of Separation of Late-Stage Partnered Respiratory Assets

From Biopharmaceutical Operations

SOUTH SAN FRANCISCO, CA—(MARKETWIRED — JUNE 2, 2014) — Theravance, Inc. (NASDAQ: THRX) (“Theravance”) and Theravance Biopharma, Inc. (NASDAQ: TBPH) (“Theravance Biopharma”) today announced the completion of the separation of Theravance Biopharma, Inc., the research and development-based biopharmaceutical business, from Theravance, Inc. to form two, independent, publicly traded companies with differing business objectives and opportunities, via a dividend distribution of Theravance Biopharma shares to Theravance stockholders.

Theravance, Inc., A Royalty Management Company, is focused on maximizing the potential value of the respiratory assets partnered with GlaxoSmithKline plc including RELVAR®/BREO® ELLIPTA® and ANORO™ ELLIPTA® and providing capital returns to stockholders, while Theravance Biopharma is focused on the discovery, development and commercialization of small molecule medicines across a number of therapeutic areas including bacterial infections, central nervous system (CNS)/pain, respiratory disease and gastrointestinal motility dysfunction.

“Now that we have completed the separation, each company will focus its efforts on building value by unlocking unique and promising opportunities,” said Rick E Winningham, Chief Executive Officer of both Theravance and Theravance Biopharma. “Theravance, A Royalty Management Company, will focus on providing a return of capital to stockholders via dividends and potential share repurchases.  Theravance Biopharma will continue the research and development activities underway at Theravance. Over the next few months, each will sharpen its strategic focus and complete its leadership team, enabling both companies to execute effectively.”

As part of the separation, Theravance has appointed three new board members, Catherine J. Friedman, Paul Pepe and James L. Tyree, who bring successful track records in capital markets and corporate operating roles. Also in connection with the separation, Henrietta H. Fore, Robert V. Gunderson, Jr., Burton G. Malkiel, Peter S. Ringrose, George M. Whitesides and William D. Young have resigned from the Theravance board, but continue to serve on the Theravance Biopharma board. William Waltrip remains on the board of Theravance and Rick Winningham currently continues to serve as chairman of the board of Theravance. The board of directors of Theravance Biopharma also added three new board members on June 2, Michael G. Atieh, Eran Broshy and Dean J. Mitchell, who bring leadership and experience in finance, business strategy, late-stage drug development and commercialization.

About Theravance

Theravance, Inc., A Royalty Management Company, is focused on maximizing the potential value of the respiratory assets partnered with GlaxoSmithKline plc including RELVAR®/BREO® ELLIPTA® and ANORO™ ELLIPTA®, with the intention of providing capital returns to stockholders. Theravance is responsible for all development and commercial activities under the Long-Acting Beta2 Agonist (LABA) collaboration and the strategic alliance agreements with Glaxo Group Limited (GSK). Theravance is eligible to receive the associated royalty revenues from RELVAR®/BREO® ELLIPTA® (fluticasone furoate/vilanterol, “FF/VI”), ANORO™ ELLIPTA® (umeclidinium bromide/vilanterol, “UMEC/VI”) and potentially VI monotherapy. Theravance formed a Delaware limited liability company, Theravance Respiratory Company, LLC (“TRC”), to which it assigned its strategic alliance agreement with GSK and all of its rights and obligations under its collaboration agreement with GSK other than with respect to RELVAR®

ELLIPTA®/BREO® ELLIPTA®, ANORO™ ELLIPTA® and VI monotherapy. TRC is controlled by Theravance and jointly owned by Theravance and Theravance Biopharma. Theravance Biopharma’s equity interest in TRC entitles it to an 85% economic interest in any future payments made by GSK under the strategic alliance agreement and under the portion of the collaboration agreement assigned to TRC, which portion does not include RELVAR®/BREO® ELLIPTA®, ANORO™ ELLIPTA® and VI monotherapy. Specifically, this 85% economic interest relates to the following drug development programs: The combination of umeclidinium (UMEC), vilanterol (VI) and fluticasone furoate (FF) (UMEC/VI/FF), the MABA program, as monotherapy and in combination with other therapeutically active components, such as an inhaled corticosteroid, and any other product or combination of products that may be discovered and developed in the future under the strategic alliance agreement or the collaboration agreement. Theravance’s equity interest in TRC entitles it to a 15% economic interest in the potential future payments described above.  Also, Theravance retains the right to receive all payments under the collaboration agreement associated with global sales of RELVAR®/BREO® ELLIPTA®, ANORO™ ELLIPTA® and potentially VI monotherapy.  For more information, please visit Theravance’s web site at www.thrxinc.com.

RELVAR®, BREO®, ANORO™ and ELLIPTA® are trademarks of the GlaxoSmithKline group of companies.

About Theravance Biopharma

Theravance Biopharma is a biopharmaceutical company with one approved product, VIBATIV® (telavancin), that was discovered and developed internally, a pipeline of internally discovered product candidates and strategic collaborations with pharmaceutical companies. In addition, Theravance Biopharma has an economic interest in future payments that may be made by GSK pursuant to its agreements with Theravance relating to certain drug programs, including the combination of umeclidinium (UMEC), vilanterol (VI) and fluticasone furoate (FF) (UMEC/VI/FF), the MABA program, as monotherapy (GSK961081) and in combination with other therapeutically active components, such as an inhaled corticosteroid, and any other product or combination of products that may be discovered and developed in the future under the strategic alliance agreement or the collaboration agreement.

Theravance Biopharma is focused on the discovery, development and commercialization of small molecule medicines across a number of therapeutic areas including bacterial infections, central nervous system (CNS)/pain, respiratory disease, and gastrointestinal motility dysfunction. By leveraging its proprietary insight of multivalency to drug discovery, Theravance Biopharma is pursuing a best-in-class strategy designed to discover superior medicines in areas of significant unmet medical need. For more information, please visit Theravance Biopharma’s web site at www.theravance.com.

THERAVANCE, the Cross/Star logo, MEDICINES THAT MAKE A DIFFERENCE and VIBATIV are trademarks and/or registered trademarks of the Theravance Biopharma group of companies.

Forward-Looking Statements

This press release contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. Theravance and Theravance Biopharma intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Examples of such statements include statements relating to: the strategies, plans and objectives of the two companies following the separation, the timing, manner, amount and planned growth of Theravance’s anticipated potential capital returns to stockholders (including without limitation statements concerning the intention to initiate a cash dividend in the third quarter of 2014 and expectations of future cash dividend growth), the status and timing of clinical studies, data analysis and communication of results, the potential benefits and mechanisms of action of product candidates, the enabling capabilities of Theravance Biopharma’s approach to drug discovery and its proprietary insights, expectations for product candidates through development and commercialization, and the timing of seeking regulatory approval of product candidates. These statements are based on the current estimates and assumptions of the managements of Theravance and Theravance Biopharma as of the date of the press release and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause actual results to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: the disruption of operations during the transition period following the spin-off, including the diversion of managements’ and employees’ attention to the companies’ respective businesses, adverse impacts upon the progress of discovery and development efforts, disruption of relationships with collaborators and increased employee turnover, lower than expected future royalty revenue from respiratory products partnered with GSK, delays or difficulties in commencing or completing clinical studies, the potential that results from clinical or non-clinical studies indicate product candidates are unsafe or ineffective, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with third parties to discover, develop and commercialize products, and Theravance Biopharma’s risks associated with establishing distribution capabilities for telavancin with appropriate technical expertise and supporting infrastructure. Other risks affecting Theravance are described under the heading “Risk Factors” contained in Theravance’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on May 7, 2014 and the risks discussed in Theravance’s other periodic filings with the SEC.  Other risks affecting Theravance Biopharma are described under the heading “Risk Factors” contained in the information statement included in Theravance Biopharma’s Registration Statement on Form 10 filed with the SEC on May 7, 2014. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance and Theravance Biopharma assume no obligation to update their forward-looking statements.

(THRX-G)

(TBPH-G)

Theravance, Inc. Contact Information:

Michael Aguiar (investors)

650-238-9640

investor.relations@thrxinc.com

Susan Neath Francis (Media)

212-301-7182

sfrancis@w2ogroup.com

Theravance Biopharma, Inc. Contact Information:

Rick E Winningham

650-808-4045

investor.relations@theravance.com